PlanRock Market Neutral Income ETF

PRMN

A series of Northern Lights Fund Trust III

Supplement dated March 11, 2025

to the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”) each dated February 1, 2025

The Board of Trustees of Northern Lights Fund Trust III (the “Board”) has concluded, based upon the recommendation of PlanRock Investment Management, LLC, that it is in the best interests of the PlanRock Market Neutral Income ETF (the “Fund”) and its shareholders that the Fund be liquidated. Pursuant to a Plan of Liquidation (the “Plan”) approved by the Board, the Fund will be liquidated and dissolved on or about March 28, 2025 (the “Liquidation Date”). In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, the Fund may deviate from its investment objective and strategies as the liquidation date approaches. The liquidation of the Fund’s portfolio holdings may result in brokerage and other transaction costs, which must be borne by the Fund and its shareholders.

The last day of trading of the Fund’s shares on NYSE Acra (the “Exchange”) will be March 21, 2025 (the “Closing Date”), which will also be the last day the Fund will accept orders for new creation units or redemption orders from authorized participants (as defined in the Prospectus and SAI). Shareholders may sell their holdings in the Fund in the secondary market until the end of the trading day on the Closing Date and customary brokerage charges may apply to these transactions. On or around the Closing Date, the Fund is expected to deviate from its stated investment strategies and will no longer be managed to meet its investment objective and may incur higher tracking error than is typical for the Fund. From the Closing Date, through the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund's shares during this time period. The Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on the Liquidation Date.

Any person holding shares in the Fund on the Liquidation Date will receive a cash redemption amount representing his or her proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings such as charges, taxes, expenses and liabilities (“Liquidating Distribution”). Such Liquidating Distribution received by a shareholder of record may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on the Exchange prior to market close on March 21, 2025. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. Once the distribution is complete, the Fund will terminate. Unless your investment in the Fund is through a tax-deferred retirement account, you will recognize gain or loss for federal income tax purposes (and for most state and local income tax purposes) on a redemption of your shares, upon the final Liquidating Distribution by the Fund, based on the difference between the amount you receive and your tax basis in your shares. The Fund may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date, in order to eliminate Fund-level taxes. Please refer to the “Dividends, Other Distributions and Taxes” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation. Plan sponsors or plan administrative agents should notify participants that the Fund is liquidating and should provide information about alternative investment options.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE REDEMPTION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-800-677-6025.

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This Supplement and the Prospectus and SAI dated February 1, 2025, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund toll-free at 1 800-677-6025.

Please retain this Supplement for future reference.